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                                                                    Exhibit 23.1

                         Consent of Independent Auditors



We consent to the incorporation by reference in the Registration Statements of Cree, Inc. on Forms S-8 (No. 333-48830, No. 333-43490, No. 333-92479, No.
333-92477 and No. 33-98958) and Form S-3 (No. 33-98728) of our report dated July 18, 2001, with respect to the consolidated financial statements of Cree, Inc. and subsidiaries included in the Annual Report (Form 10-K) for the year ended June 24, 2001.


                                              /s/ Ernst & Young LLP

Raleigh, North Carolina
August 24, 2001